Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Statement Summary:
Page
1 Contents 1
2 Distribution Summary 2 - 3
3 Bond Interest Information 4 - 5
4 Collection Account Activity 6
5 Collateral Information 7 - 8
6 Account Information
7 Delinquency Information 10 - 13
8 Additional Reporting
Deal Information:
Seller: Wachovia Bank, National Association Closing Date:
Depositor: Wachovia Asset Securitization, Inc. First Payment Date:
Servicer: Wachovia Bank, National Association Collateral Collection Period:
Owner Trustee: Wilmingron Trust Company
Indenture Trustee: U.S. Bank National Association Distribution Date:
Enhancer: Financial Guaranty Insurance Company
Last Distribution Date:
Next Distribution Date:
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
5/25/2010
7/26/2010
7/2/2003
7/25/2003
May 2010
6/25/2010
Contents
14
9
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 06/25/10
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
24,828,129.32
1,250,000,000.00
82,004,505.52
202,591.45
1,063,404.37
0.00
1,265,995.82
80,941,101.15
592,115.16
0.75482744
Total
Distribution
434,907.95
1.08726988
0.78948688
Balance
62.07032330
49,511,445.73
66.01526098
Certificate
Unpaid
Principal
Amount
0.00
0.00
Principal
421,801.05
1.05450263
566,120.58 25,994.58
Interest
13,106.90
0.03276725
0.03465944
Distribution Summary
750,000,000.00
Beginning
Certificate
Balance
25,249,930.37
63.12482593
66.77008841
Original
Certificate
Balance
400,000,000.00
50,077,566.31
92975RAA6
92975RAB4 0.602810%
Cusip
Class
Factors per Thousand
0.602810%
A-II-1
A-I-1
A-II-2
92975RAC2 1.595000% 100,000,000.00
Ending
Factors per Thousand
Certificate
Rate
0.75482744
6,677,008.84 9,170.69 75,482.74 0.00
0.00 0.00
84,653.43 6,601,526.10
Factors per Thousand 66.77008840 0.09170690 0.84653434 66.01526096
Certificate
n/a 0.000000% 0.00 14,055,420.85 154,319.28 154,319.28 14,055,420.85
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Distribution Date: 06/25/10
Statement to Securityholders
Distribution Date: 06/25/10
* The Rapid Amortization Tranche does not affect the bond distribution.
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
Excluded Balance
Rapid
Amortization
Original
Beginning
Total
Ending
Tranche
Cusip
Rate
Balance
Balance
Payments
Draws
Losses
Distribution
Balance
Excluded*
n/a n/a 0.00 13,662,850.33 -160,227.05 747,037.47 0.00 586,810.42 14,249,660.75
Pool I
Excluded*
n/a n/a 0.00 30,419,301.94 -475,358.36 671,568.96 0.00 196,210.60 30,615,512.54
Pool II
Excluded*
n/a n/a 0.00 44,082,152.27 -635,585.41 1,418,606.43 0.00 783,021.02 44,865,173.29
Total
0.00
783,021.02
44,865,173.29
0.00
44,082,152.27
-635,585.41
1,418,606.43
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 06/25/10
Bond Interest Information
Type of
Certificate
Senior/Variable
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated June 25, 2003
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
Cusip
92975RAA6
92975RAB4
Period
31/360
31/360
- -
AAA
Aaa AAA
Aaa AAA
-
Aaa
Moody's
13.12433%
Accrual
14.61057%
Certificate
A-I-1
A-II-1
A-II-2
Class
S & P
Fitch
Original Rating*
Original Rating*
Original Rating
- -
31/360 n/a
n/a
n/a
92975RAC2
n/a
WAC Rate
Class Net
14.61057%
LIBOR/Auction
0.34281%
0.34281%
1.59500%
-
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Distribution Date: 06/25/10
Statement to Securityholders
Distribution Date: 06/25/10
Bond Interest Information
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
0.00
0.00
0.00 92975RAC2 9,170.69 0.00 0.00
92975RAB4 25,994.58 0.00 0.00
Interest Due
Interest Carryforward
Interest Carryforward
92975RAA6 0.00 0.00 A-I-1
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
13,106.90
A-II-1
A-II-2
Class
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 06/25/10
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Account
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
0.00
1,316,271.35
Collection Activity
0.00
Total
168,307.09 252,866.98
0.00
641,603.32
0.00
0.00
0.00
0.00
0.00
0.00
Pool I
Pool II
421,801.05
0.00
0.00
0.00
168,307.09
641,603.32
0.00
0.00
0.00
809,910.41
84,559.89
0.00
0.00
84,559.89
0.00
0.00
0.00
506,360.94
0.00
0.00
0.00
0.00
0.00
0.00
0.00
421,801.05
0.00
0.00
0.00
252,866.98
0.00
1,063,404.37
0.00
0.00
1,063,404.37
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 06/25/10
Beginning Collateral Balance
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Gross WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
9,956,348.97 3,065,650.07 6,890,698.90
0.00
14,055,420.85
14,055,420.85
0.00
0.00
8,751,706.76
8,751,706.76
0.00
1,250,033,330.44
23,842
4.274%
850,033,296.68 400,000,033.76
9,301
4.276%
231
5,303,714.09
-
-
Original Information
14,541
4.273%
232
96,059,926.37
94,996,522.00
0.00
5,341,523.08
3.362%
0.00
65,506,281.91
64,864,678.59
0.00
4,568,018.34
3.357%
144
88
11.141%
-
30,553,644.46
30,131,843.41
148
83
15.365%
-
5,303,714.09
0.00
0.00
773,504.74
3.372%
Overcollateralization Information
-
-
12.505%
Pool I
Collateral Information
Periodic Information
Pool II
Total
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Distribution Date: 06/25/10
Statement to Securityholders
Distribution Date: 06/25/10
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
Collateral Graphs
3.000%
4.000%
5.000%
6.000%
7.000%
GROSS WAC
Pool I Pool II
135
140
145
150
155
160
WAM
Pool I Pool II
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
CUMULATIVE LOSSES
Pool I Pool II
0%
20%
40%
Gross CPR
Pool I Pool II
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 06/25/10
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Account
Ending Balance
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
0.00
0.00
0.00
0.00 0.00
0.00
0.00
0.00
0.00
0.00
0.00 0.00
0.00
0.00
Additional Account Activity
Pool I
Pool II
Total
0.00 0.00
0.00
0.00
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 06/25/10
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
Delinquency Information
60,020.77 1
%
1.123%
0.199%
Pool I
3.472%
0.580%
0.972%
0.092%
1.330%
292,800.57
27,694.50
4
1
2
7
1,046,110.10
4 174,716.89
0.352%
#
$
%
$
#
#
4 338,437.08
2
$
44,037.53
106,177.57
20
400,683.04
%
0.146%
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Distribution Date: 06/25/10
Statement to Securityholders
Distribution Date: 06/25/10
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
#
$
%
1 101,998.52 0.157%
#
$
%
10 2,431,571.67 3.749%
12 3,143,646.64 4.846%
32 4,498,643.99 6.935%
1 27,115.21 0.042%
3 241,209.93 0.372%
8 578,372.59 0.892%
3 214,884.66 0.331%
Delinquency Information
Pool II
#
$
%
5 293,414.96 0.452%
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Distribution Date: 06/25/10
Statement to Securityholders
Distribution Date: 06/25/10
Pool I
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
Delinquency Graphs
0
100,000
200,000
300,000
400,000
500,000
600,000
700,000
30, 60, 90, 120, 150, 180+ DAYS DELINQUENT
30-59 Days 60-89 Days 90-119 Days
120-149 Days 150-179 Days 180+ Days
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
FORECLOSURES and REO's
Foreclosures REO
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Distribution Date: 06/25/10
Statement to Securityholders
Distribution Date: 06/25/10
Pool II
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
Delinquency Graphs
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
3,500,000
30, 60, 90, 120, 150, 180+ DAYS DELINQUENT
30-59 Days 60-89 Days 90-119 Days
120-149 Days 150-179 Days 180+ Days
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
FORECLOSURES and REO's
Foreclosures REO
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 06/25/10
3 Largest Mortgage Loan Balances
Servicing Fee Additional Balances created during the first
Enhancer Premium Rapid Amortization Period
Indenture Trustee Expenses Additional Balance Increase Amount payable
Paying Agent Expenses
to Certificateholders
Additional Balance Increase Amount payable
Total Fees
from Principal Collections
Condition 1 in effect?
Condition 2 in effect?
Condition 3 in effect?
Cumulative Liquidation Loss Amount %
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Revolving (Yes / No) Net Excess Spread
Managed Amortization (Yes / No) Net Excess Spread % - Current
Rapid Amortization (Yes / No)
Net Excess Spread % - 2 mth avg
Net Excess Spread % - 3 mth avg
Percentage Interest - Class A-I-1
Percentage Interest - Class A-II-1
Percentage Interest - Class A-II-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
Servicer Termination Trigger Active (Yes/No)
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
8.156%
Amortization Period
15,886.93
No
0.00
No
Yes
No
No
Yes
No
Yes
12.903%
12,730.69
3,156.24
0.00
0.00
0.00
27,294.28
0.00
34,388.60
61.170%
Additional Reporting Items
Pool I
Pool II
7,094.32
Additional Information
Fees
3,168,866.36
0.00
No
0.00
12.335%
11.712%
30.674%
0.00
911,112.87
0.427%
0.00
0.00